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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



          Date of Report (Date of earliest reported event): MAY 5, 2004
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                                  IVOICE, INC.
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             (Exact name of registrant as specified in its chapter)






 NEW JERSEY                         000-29341                    51-0471976
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 (State of                         (Commission                (I.R.S. Employer
organization)                      File Number)              Identification No.)





     750 HIGHWAY 34, MATAWAN, NJ                                    07747
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(Address of principal executive offices)                          (Zip Code)




Registrant's telephone number, including area code:        (732) 441-7700
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          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On May 5, 2004, the Registrant announced that it had terminated the Letter of Intent and discussions with Ideal Ideas, Inc. A copy of the press release is attached herein as an exhibit.




ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         (c)   Exhibits

               99.1             Press release date May 5, 2004.







                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                IVOICE, INC,

Date: May 6, 2004                               By: /s/  Jerome R. Mahoney
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                                                    Jerome R. Mahoney
                                                    President, Secretary and
                                                    Chief Executive Officer
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                                INDEX OF EXHIBITS
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         99.1            Press release dated May 5, 2004.